UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2021

MADISON SQUARE GARDEN SPORTS CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-36900	47-3373056
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Penn Plaza, New York, New York	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 465-4111

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	MSGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Knicks Revolving Credit Facility

On December 14, 2021, New York Knicks, LLC (“Knicks LLC”), a wholly owned subsidiary of Madison Square Garden Sports Corp. (the “Company”), entered into Amendment No. 2 to its Amended and Restated Credit Agreement which amended and restated the Amended and Restated Credit Agreement, dated November 6, 2020 (the “2020 Knicks Credit Agreement” and as so amended and restated, the “2021 Knicks Credit Agreement”), among New York Knicks, LLC, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the lenders party thereto, in its entirety.

The 2021 Knicks Credit Agreement provides for a senior secured revolving credit facility of up to $275,000,000 (the “2021 Knicks Revolving Credit Facility”) to fund working capital needs and for general corporate purposes. The maturity date of the 2021 Knicks Credit Facility is December 14, 2026. Borrowings under the 2021 Knicks Credit Agreement bear interest at a floating rate, which at the option of Knicks LLC may be either (i) a base rate plus a margin ranging from 0.25% to 0.5% per annum or (ii) term SOFR plus a credit spread adjustment of 0.10% per annum plus a margin ranging from 1.25% to 1.5% per annum depending on the credit rating applicable to the NBA’s league-wide credit facility. The $220,000,000 in borrowings outstanding under the existing senior secured revolving credit facility under the 2020 Knicks Credit Agreement were refinanced in full with proceeds from the 2021 Knicks Credit Agreement. The outstanding balance under the 2021 Knicks Revolving Credit Facility was $220,000,000 as of December 14, 2021.

The 2021 Knicks Credit Agreement requires Knicks LLC to maintain a minimum debt service ratio of at least 1.5:1.00. In addition, the 2021 Knicks Credit Agreement contains certain customary affirmative and negative covenants, including limitations with respect to the incurrence of indebtedness and liens, restricted payments and certain fundamental changes. The 2021 Knicks Credit Agreement also includes customary events of default, upon and following the occurrence of which the lenders would have the right to accelerate the obligations outstanding under the 2021 Knicks Credit Agreement.

The foregoing description of the 2021 Knicks Credit Agreement is qualified in its entirety by reference to Amendment No. 2 to the Amended and Restated Credit Agreement, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Rangers Revolving Credit Facility

On December 14, 2021, New York Rangers, LLC (“Rangers LLC”), a wholly owned subsidiary of the Company, entered into Amendment No. 3 to its Amended and Restated Credit Agreement, which amended and restated the Amended and Restated Credit Agreement, dated November 6, 2020 (the “2020 Rangers Credit Agreement” and as so amended and restated, the “2021 Rangers Credit Agreement”), among New York Rangers, LLC, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the lenders party thereto, in its entirety.

The 2021 Rangers Credit Agreement provides for a senior secured revolving credit facility of up to $250,000,000 (the “2021 Rangers Revolving Credit Facility”) to fund working capital needs and for general corporate purposes. The maturity date of the 2021 Rangers Credit Facility is December 14, 2026. Borrowings under the 2021 Rangers Credit Agreement bear interest at a floating rate, which at the option of Rangers LLC may be either (i) a base rate plus a margin ranging from 0.5% to 1% per annum or (ii) term SOFR plus a credit spread adjustment of 0.10% per annum plus a margin ranging from 1.5% to 2% per annum depending on the credit rating applicable to the NHL’s league-wide credit facility. The $135,000,000 in borrowings outstanding under the existing senior secured revolving credit facility under the 2020 Rangers Credit Agreement were refinanced on a long-term basis with proceeds from the 2021 Rangers Credit Agreement. The outstanding balance under the 2021 Rangers Revolving Credit Facility was $135,000,000 as of December 14, 2021.

The 2021 Rangers Credit Agreement requires Rangers LLC to maintain a minimum debt service ratio of at least 1.5:1.00. In addition, the 2021 Rangers Credit Agreement contains certain customary affirmative and negative covenants, including limitations with respect to the incurrence of indebtedness and liens, restricted payments and certain fundamental changes. The 2021 Rangers Credit Agreement also includes customary events of default, upon and following the occurrence of which the lenders would have the right to accelerate the obligations outstanding under the 2021 Rangers Credit Agreement.

The foregoing description of the 2021 Rangers Credit Agreement is qualified in its entirety by reference to Amendment No. 3 to the Amended and Restated Credit Agreement, which is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

On December 14, 2021, the Company terminated the commitments under the Credit Agreement, dated November 6, 2020 (the “2020 Knicks Holdings Credit Agreement”), among Knicks Holdings, LLC, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the lenders party thereto. The 2020 Knicks Holding Credit Agreement provided for a revolving credit facility of up to $75,000,000 to fund working capital needs and for general corporate purposes. No amounts were outstanding under the 2020 Knicks Holdings Credit Agreement at the time of its termination.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amendment No. 2 to Amended and Restated Credit Agreement, dated as of December 14, 2021, by and among New York Knicks, LLC, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the lenders party thereto.

10.2	Amendment No. 3 to Amended and Restated Credit Agreement, dated as of December 14, 2021, by and among New York Rangers, LLC, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADISON SQUARE GARDEN SPORTS CORP. (Registrant)

By:	/s/ Victoria M. Mink
Name:	Victoria M. Mink
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Dated: December 16, 2021